UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2019

CIM Real Estate Finance Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54939	27-3148022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

Cole Credit Property Trust IV, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 14, 2019 (the “Effectiveness Date”), CIM Real Estate Finance Trust, Inc. (formerly known as Cole Credit Property Trust IV, Inc.) (the “Company”) filed Articles of Amendment and Restatement (the “Articles”) with the Maryland State Department of Assessments and Taxation. As discussed in the proxy statement for the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”), as filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2019, and as approved by the stockholders at the Annual Meeting on August 1, 2019, the Articles amended the Company’s charter to (a) remove provisions of the charter that had been required by the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association, (b) include certain provisions in the charter that are customary for a publicly-traded real estate investment trust and to facilitate listing and (c) effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, the Company’s charter. In addition, the Company’s board of directors (the “Board”) also approved the change of the corporate name of the Company to CIM Real Estate Finance Trust, Inc., which was also included in the Articles filed on August 14, 2019.
Furthermore, the Company’s bylaws, as amended to date (the “Bylaws”), were amended and restated (the “Bylaws Amendment”) to reflect the name change described above, effective as of the Effectiveness Date. In addition to replacing all references in the Bylaws to Cole Credit Property Trust IV, Inc. with references to CIM Real Estate Finance Trust, Inc., the Bylaws Amendment also makes changes to conform the provisions of the Bylaws with the revisions to the Company’s charter that were made pursuant to the Articles, as approved by the Company’s stockholders at the Annual Meeting. These changes include (a) increasing the threshold for stockholders of the Company to call a special meeting from the prior threshold of 10% to a majority of the Company’s stockholders, (b) clarifying procedures for stockholders to call a special meeting of stockholders, including addressing issues relating to (i) delivery and contents of the initial notices from stockholders requesting a special meeting, (ii) the fixing of a record date for determining stockholders entitled to request a special meeting and stockholders entitled to notice of and to vote at the meeting, (iii) revocation of requests for special stockholders meetings and (iv) verifying the validity of a stockholder request for a special meeting, (c) providing that directors are elected by a plurality of the votes cast at a meeting in which directors are being elected, instead of requiring the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote who are present in person or by proxy at a meeting in which directors are being elected, (d) developing the advance notice provisions for stockholder nominations for director and stockholder business proposals, including expanding the information required to be disclosed by the stockholder making the proposal, any proposed nominees for director and any persons controlling, or acting in concert with, such stockholder and requiring a stockholder proponent to appear in person or by proxy at the applicable meeting to present each nominee for election as a director or the proposed business, as the case may be, (e) providing that the minimum number of directors shall be one, instead of three, (f) removing the requirement that only independent directors may nominate a replacement of an independent director, (g) deleting the requirement that a majority of the members of each committee of the Board be independent directors, and (h) requiring (unless the Company consents in writing to the selection of an alternative forum) that any of the following four types of litigation be brought in the Circuit Court for Baltimore City, Maryland (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division): (i) a derivative lawsuit; (ii) an action asserting breach of duty; (iii) an action pursuant to any provision of the Maryland General Corporation Law; and (iv) an action asserting a claim governed by the internal affairs doctrine.
The foregoing summary of the Articles and the Bylaws Amendment is qualified in its entirety by reference to the Articles and the Bylaws Amendment, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.01	Entry into a Material Definitive Agreement
Management Agreement
On August 20, 2019, the Company and CIM Real Estate Finance Management, LLC (formerly known as Cole REIT Management IV, LLC), an affiliate of the Company (the “Manager”), entered into an Amended and Restated Management Agreement (the “Management Agreement”), which amends and restates that certain Advisory Agreement between the parties dated January 24, 2012, as amended (the “Prior Advisory Agreement”). Pursuant to the Management Agreement, the Manager will continue to manage the Company’s assets and the day-to-day operations of the Company. In connection with the services provided by the Manager, the Manager shall receive a management fee, payable quarterly in arrears, equal to the greater of (a) $250,000 per annum ($62,500 per quarter) and (b) 1.50% per annum (0.375% per quarter) of the Company’s Equity (as defined in the Management Agreement). In addition, the Manager shall receive Incentive Compensation (as defined in the Management Agreement), payable with respect to each quarter, which is generally equal to the excess of (a) the product of (i) 20% and (ii)

the excess of (A) Core Earnings (as defined in the Management Agreement) of the Company for the previous 12-month period, over (B) the product of (1) the Company’s Consolidated Equity (as defined in the Management Agreement) in the previous 12-month period, and (2) 7% per annum, over (b) the sum of any Incentive Compensation paid to the Manager with respect to the first three calendar quarters of such previous 12-month period (or such lesser number of completed calendar quarters preceding the applicable period, if applicable). Following the effective date of the Management Agreement, the Manager shall no longer be entitled to receive the Advisory Fee, Acquisition Fees, Subordinated Performance Fee, or Disposition Fees as defined and provided in the Prior Advisory Agreement; provided, however, that for the Company’s properties under contract to be sold or specifically identified in a broker agreement as being marketed for sale as of the effective date of the Management Agreement, the Manager may be entitled to receive a Disposition Fee in accordance with the terms of the Prior Advisory Agreement. In addition, the Manager generally shall continue to be entitled to reimbursement for costs and expenses to the extent incurred on behalf of the Company in accordance with the Management Agreement; provided, however, that the limits on reimbursement for Organization and Offering Expenses, Acquisition Expenses and Operating Expenses as defined and provided in the Prior Advisory Agreement shall no longer be applicable. The Management Agreement shall continue for a term of three years and shall be deemed renewed automatically each year thereafter for an additional one-year period unless the Company provides 180 days’ written notice to the Manager after the affirmative vote of 2/3 of the Company’s independent directors, whereas the Prior Advisory Agreement provided for a one-year term that was renewable upon the mutual consent of the parties and was terminable upon 60 days’ written notice with the approval of a majority of the Company’s independent directors. If the Management Agreement is terminated without cause, the Manager shall receive a termination fee equal to three times the sum of (a) the average annual Management Fee and (b) the average annual Incentive Compensation during the 24-month period prior to the termination. The foregoing summary is qualified in its entirety by reference to the Management Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Amendment to Amended and Restated Agreement of Limited Partnership
On August 15, 2019, the Company and CIM Real Estate Finance Management, LLC (formerly known as Cole REIT Management IV, LLC) entered into the First Amendment to the Amended and Restated Agreement of Limited Partnership of CIM Real Estate Finance Operating Partnership, LP (formerly known as Cole Operating Partnership IV, LP) (the “Operating Partnership”) (the “Amended Operating Partnership Agreement”) to change the name of the Operating Partnership to CIM Real Estate Finance Operating Partnership, LP. The Company is the sole general partner of CIM Real Estate Finance Operating Partnership, LP. The foregoing summary is qualified in its entirety by reference to the Amended Operating Partnership Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders

The information reported in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment and Restatement of CIM Real Estate Finance Trust, Inc.
3.2	Amended and Restated Bylaws of CIM Real Estate Finance Trust, Inc.
10.1	Amended and Restated Management Agreement by and between CIM Real Estate Finance Trust, Inc. and CIM Real Estate Finance Management, LLC, dated August 20, 2019.
10.2	First Amendment to the Amended and Restated Agreement of Limited Partnership of CIM Real Estate Finance Operating Partnership, LP, dated August 15, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2019	CIM REAL ESTATE FINANCE TRUST, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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